Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock

of

REVANCE THERAPEUTICS, INC.

at

$3.10 per share, net in cash, without interest and less any required tax withholding

Pursuant to the Offer to Purchase dated December 12, 2024

by

REBA MERGER SUB, INC.

a wholly owned subsidiary of

Crown Laboratories, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE PAST 11:59 P.M., EASTERN TIME, ON JANUARY 13, 2025, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

The Depositary and Paying Agent for the Offer is:

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2. Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail	If delivering by express mail, courier or any other expedited service:

Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011	Computershare c/o Voluntary Corporate Actions Suite V 150 Royall Street Canton, Massachusetts 02021

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Holder(s) of Record (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attach additional list, if necessary)
	Certificated Shares*		Book-Entry Shares
	Certificate Number(s) and/or Indicate Book-Entry*	Total Number of Shares Represented by Certificate(s) being Tendered*	Total Number of Book-Entry Shares Tendered

Total Shares

*	All shares of common stock represented by certificates described above will be deemed to have been tendered hereby. See Instruction 4.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH A SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW, IF REQUIRED. PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, GEORGESON LLC, AT 1-(866) 461-7054 OR AT THE ADDRESS SET FORTH ON THE BACK PAGE OF THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER MATERIALS RELATED TO THE OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON LLC, AT 1-(866) 461-7054.

THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF) THE HOLDERS OF SHARES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. IN THOSE JURISDICTIONS WHERE APPLICABLE LAWS OR REGULATIONS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF MERGER SUB (AS DEFINED BELOW) BY ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION TO BE DESIGNATED BY MERGER SUB.

This Letter of Transmittal is being delivered to you in connection with the offer by Reba Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Crown Laboratories, Inc., a Delaware corporation (“Crown”), to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), of Revance Therapeutics, Inc., a Delaware corporation (“Revance”), at a purchase price of $3.10 per Share (the “Offer Price”), net to the stockholder in cash, without interest and less any required tax withholding, upon the terms and subject to the conditions set forth in this Letter of Transmittal and in the related Offer to Purchase, dated December 12, 2024 (the “Offer to Purchase,” which, together with this Letter of Transmittal, as each may be amended or supplemented from time to time, collectively constitute the “Offer”).

The Offer expires at the Expiration Time. The term “Expiration Time” means one minute past 11:59 p.m., Eastern Time, on January 13, 2025, unless the expiration of the Offer is extended to a subsequent date in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated December 7, 2024 (as it may be amended from time to time, the “A&R Merger Agreement”), in which case the term “Expiration Time” means such subsequent time on such subsequent date. The A&R Merger Agreement amends, restates and supersedes the Agreement and Plan of Merger, dated as of August 11, 2024, by and among Revance, Crown and Merger Sub.

You should use this Letter of Transmittal if you are tendering Shares represented by stock certificates or held in book-entry form on the books of Revance’s stock transfer agent, Computershare Trust Company, N.A. (in such capacity, the “Transfer Agent”), or if the Shares are being tendered pursuant to the procedures for book-entry transfer as set forth in Section 3 of the Offer to Purchase or through The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”) unless, in the case of Shares held or transferred in book-entry form or through ATOP, an Agent’s Message (as defined below) is being delivered to Computershare Trust Company, N.A., the depositary and paying agent for the Offer (in such capacity, the “Depositary”), in lieu of this Letter of Transmittal. Delivery of documents to DTC will not constitute delivery to the Depositary.

If any certificate representing any Shares you are tendering with this Letter of Transmittal has been lost, stolen or destroyed, you should contact the Transfer Agent by phone at (877) 373-6374 (toll free in the United States) regarding the requirements for replacement. You may be required to post a bond to secure against the risk that such certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10.

IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC, COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Reba Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Crown Laboratories, Inc., a Delaware corporation (“Crown”), the above-described shares of common stock, par value $0.001 per share (the “Shares”), of Revance Therapeutics, Inc., a Delaware corporation (“Revance”), at a purchase price of $3.10 per Share (the “Offer Price”), net to the stockholder in cash, without interest and less any required tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 12, 2024, which the undersigned hereby acknowledges the undersigned has received (the “Offer to Purchase,” which, together with this Letter of Transmittal, as each may be amended or supplemented from time to time, collectively constitute the “Offer”).

The Offer expires at the Expiration Time. The term “Expiration Time” means one minute past 11:59 P.M., Eastern Time, on January 13, 2025, unless the expiration of the Offer is extended to a subsequent date in accordance with the terms of the A&R Merger Agreement, in which case the term “Expiration Time” means such subsequent time on such subsequent date.

The undersigned hereby acknowledges that Merger Sub reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its direct or indirect wholly owned subsidiaries of Crown, without the consent of Revance, the right to purchase the Shares tendered herewith.

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith and not properly withdrawn prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Merger Sub, all right, title and interest in and to all of the Shares being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”). In addition, subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith and not properly withdrawn prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby irrevocably appoints each of the designees of Merger Sub as the attorneys-in-fact and proxies of the undersigned with respect to such Shares and any and all Distributions, with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares and any Distributions), to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing such Shares (the “Share Certificates”) and any and all Distributions, or transfer of ownership of such Shares and any and all Distributions on the account books maintained by The Depository Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Merger Sub, (b) to present such Shares and any and all Distributions for transfer on the books of Revance, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all upon the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message (as defined below)), the undersigned hereby irrevocably appoints each of the designees of Merger Sub as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby and not properly withdrawn that have been accepted for payment by Merger Sub and with respect to any and all Distributions. The designees of Merger Sub will, with respect to such Shares and Distributions, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Revance’s stockholders, by written consent in lieu of any such meeting or otherwise as they, in their sole discretion, deem proper with respect to all Shares and any and all Distributions. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares and any and all Distributions. Such appointment is effective when, and only to the extent that, Merger Sub accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any and all associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Merger Sub or Revance) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to Merger Sub or Revance) may be given (and, if given, will not be deemed effective).

Merger Sub reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Merger Sub’s acceptance for payment of such Shares, Merger Sub must be able to exercise full voting, consent and other rights with respect to such Shares and other related securities or rights, including voting at any meeting of stockholders of Revance or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Shares tendered hereby and any and all Distributions and, when the same are accepted for payment by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the holder of record of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by Computershare Trust Company, N.A., the depositary and paying agent for the Offer (the “Depositary”) or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of any and all of the Shares tendered hereby and any and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Merger Sub any and all Distributions in respect of any and all of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, Merger Sub shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Offer Price or deduct from such Offer Price the amount or value thereof, as determined by Merger Sub in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are timely received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly and timely transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE ELECTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the Offer, a tender pursuant to this Letter of Transmittal is irrevocable.

The undersigned understands that the acceptance for payment by Merger Sub of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Merger Sub upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances, upon the terms and subject to the conditions of the Offer, Merger Sub may not be required to accept for payment any of the Shares tendered hereby. Without limiting the foregoing, if the Offer Price is amended in accordance with the terms of the A&R Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Offer Price in the name(s) of, and/or return any Share Certificates representing Shares not validly tendered or accepted for payment to, the holder(s) of record appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Offer Price and/or return any Share Certificates representing Shares not validly tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the holder(s) of record appearing under “Description of Shares Tendered.” The undersigned recognizes that Merger Sub has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Merger Sub does not accept for payment any of the Shares so tendered.

In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Offer Price and/or issue any Share Certificates representing Shares not validly tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares validly tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Merger Sub has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the holder of record thereof if Merger Sub does not accept for payment any of the Shares so validly tendered.

BY EXECUTING THIS LETTER OF TRANSMITTAL, WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LETTER OF TRANSMITTAL OR ANY OF THE TRANSACTIONS DESCRIBED HEREIN OR CONTEMPLATED HEREBY OR BY THE OFFER TO PURCHASE (OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF), THE UNDERSIGNED HEREBY (A) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY, (B) IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE (AND ANY APPELLATE COURT THEREFROM) OR, IF ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE COURT WITHIN THE STATE OF DELAWARE (AND ANY APPELLATE COURT THEREFROM)) (THE “CHOSEN COURTS”), (C) AGREES THAT THE UNDERSIGNED WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, (D) AGREES THAT SUCH PROCEEDINGS SHALL BE BROUGHT, TRIED AND DETERMINED ONLY IN THE CHOSEN COURTS, (E) IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH PROCEEDING IN THE CHOSEN COURTS OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME AND (F) AGREES NOT TO BRING ANY SUCH PROCEEDING IN ANY COURT OTHER THAN THE CHOSEN COURTS. THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY LEGAL PROCEEDING IN THE CHOSEN COURTS AS PROVIDED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if the check for the Offer Price for Shares validly tendered and accepted for payment is to be issued in the name of someone other than the undersigned.

Issue: ☐ Check to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not validly tendered or not accepted for payment and/or the check for the Offer Price for Shares validly tendered and accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver: ☐ Check and/or

☐ Share Certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or W-8BEN-E or Other

Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:     , 20

(Must be signed by holder(s) of record exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become holder(s) of record by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Capacity (full title):

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated: , 20

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures for Shares. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the holder(s) of record (which term, for purposes of this Section 1, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered therewith, unless such holder or holders have completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) if the Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Eligible Institution” and collectively, “Eligible Institutions”) (for example, the Securities Transfer Agents Medallion Program®, the New York Stock Exchange Inc. Medallion Signature ProgramSM and the Stock Exchanges Medallion Program®). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders that are tendering Shares represented by Share Certificates or held in book-entry form on the books of the Transfer Agent, or if the Shares are being tendered pursuant to the procedures for book-entry transfer as set forth in Section 3 of the Offer to Purchase or through ATOP unless, in the case of Shares held or transferred in book-entry form or through ATOP, an Agent’s Message is being delivered to the Depositary in lieu of this Letter of Transmittal. Payment for Shares accepted for payment pursuant to the Offer will in all cases only be made after timely receipt by the Depositary of (i) to the extent the Shares are not already held with the Depositary, Share Certificates or a Book-Entry Confirmation (as defined in the Offer to Purchase) of a book-entry transfer of such Shares into the Depositary’s account at DTC pursuant to the procedures set forth in Section 3 of the Offer to Purchase, (ii) this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer or a tender through DTC’s ATOP, an Agent’s Message in lieu of this Letter of Transmittal) and (iii) any other documents required by this Letter of Transmittal or the Depositary, in each case prior to the Expiration Time.

The term “Agent’s Message” means a message transmitted through electronic means by DTC in accordance with the normal procedures of DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of, this Letter of Transmittal, and that Merger Sub may enforce such agreement against such participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

THE METHOD OF DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS THEREOF SHALL PASS, ONLY WHEN THEY ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided on the cover page to this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, stockholders should contact the Transfer Agent by phone at 1-877-373-6374 (toll free in the United States) to arrange to have such Share Certificate divided into separate Share Certificates representing the number of shares to be tendered and the number of shares to not be tendered. The stockholder should then tender the Share Certificate representing the number of Shares to be tendered as set forth in this Letter of Transmittal. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the holder(s) of record of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Merger Sub of their authority so to act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the holder(s) of record of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the holder(s) of record, in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the holder(s) of record appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the holder(s) of record of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the holder(s) of record appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, all transfer taxes with respect to the transfer and sale of Shares contemplated hereby shall be paid or caused to be paid by Merger Sub. If payment of the Offer Price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not validly tendered or accepted for payment are to be registered in the name of, any person other than the holder(s) of record or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the holder(s) of record or such person) payable on account of the transfer to such person, will need to be paid by such holder unless such holder establishes to the satisfaction of Crown that such transfer taxes have been paid or are not required to be paid.

7. Special Payment and Delivery Instructions. If a check for the Offer Price is to be issued, and/or Share Certificates representing Shares not validly tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to Georgeson LLC (the “Information Agent”) at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other materials related to the Offer may be obtained at no cost to stockholders from the Information Agent. Additionally, copies of the Offer to Purchase, this Letter of Transmittal and any other materials related to the Offer are available free of charge at www.sec.gov. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance.

9. U.S. Federal Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders (or other payees) pursuant to the Offer, as applicable. To avoid such backup withholding, each tendering stockholder (or other payee) that is or is treated as a United States person (for U.S. federal income tax purposes) and that does not otherwise establish an exemption from U.S. federal backup withholding should complete and return the attached Internal Revenue Service (“IRS”) Form W-9, certifying that such stockholder (or other payee) is a United States person, that the taxpayer identification number (“TIN”) provided is correct, and that such stockholder (or other payee) is not subject to backup withholding.

Certain stockholders and other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on IRS Form W-9. A tendering stockholder (or other payee) who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the Internal Revenue Service’s website at the following address: www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

Tendering stockholders (or other payees) should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR APPROPRIATE IRS FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT U.S. TAX INFORMATION” SECTION BELOW.

10. Lost, Stolen or Destroyed Share Certificates. In the event that any Share Certificate has been lost, stolen or destroyed, upon the holder’s delivery of an affidavit of loss to the Depositary (and, if required by Crown or the Depositary, the posting by such holder of a bond in customary amount and upon such terms as may be reasonably required by Crown or the Depositary as indemnity against any claim that may be made against it or Revance with respect to such Share Certificate), Crown shall cause the Depositary to deliver as consideration for the lost, stolen or destroyed Share Certificate the applicable right to receive the Offer Price from Merger Sub payable in respect of the Shares represented by such Share Certificate, without interest and less any required tax withholding. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Share Certificates have been followed.

11. Waiver of Conditions. Merger Sub expressly reserves the right to waive, at any time and to the extent permitted by applicable law, in whole or in part, any Offer Condition (as defined in the Offer to Purchase) or modify the terms of the Offer, in any manner not inconsistent with the A&R Merger Agreement, except that Revance’s prior written approval is required for Merger Sub to, and for Crown to permit Merger Sub to:

(i)	waive or change the Minimum Condition (as defined in the Offer to Purchase) or certain other conditions set forth in the A&R Merger Agreement;

(ii)	decrease the Offer Price (other than an adjustment made pursuant to the A&R Merger Agreement);

(iii)	change the form of consideration to be paid in the Offer;

(iv)	decrease the number of Shares (or narrow or otherwise diminish or reduce the classes of Shares) subject to the Offer;

(v)	extend or otherwise change the expiration date of the Offer except as otherwise required or expressly permitted by the A&R Merger Agreement;

(vi)

impose additional Offer Conditions or otherwise amend, modify or supplement any of the Offer Conditions or terms of the Offer in a manner that adversely affects any holder of the Shares (in their capacity as such); or

(vii)	provide any “subsequent offering period” in accordance with Rule 14d-11 of the Exchange Act.

12. Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Merger Sub, in Merger Sub’s sole discretion, which determination will be final and binding on all parties, subject to the rights of holders of Shares to challenge such determination with respect to their Shares in a court of competent jurisdiction and any subsequent judgment of any such court. Merger Sub reserves the absolute right to reject any and all tenders determined by Merger Sub not to be in proper form or the acceptance for payment of which may, in Merger Sub’s opinion, be unlawful. Merger Sub also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to Merger Sub’s satisfaction. None of Merger Sub, Crown or any of their respective affiliates or assigns, the Depositary, the Information Agent or any other person will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Subject to the terms of the A&R Merger Agreement and the rights of holders of Shares to challenge any interpretation with respect to their Shares in a court of competent jurisdiction and any subsequent judgment of any such court, Merger Sub’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

IMPORTANT U.S. TAX INFORMATION

Under U.S. federal income tax law, a stockholder (or other payee) whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s (or other payee’s) properly certified TIN and certain other information on an IRS Form W-9 or otherwise establish a basis for exemption from backup withholding (including by providing a properly completed and correct applicable IRS Form W-8). If such stockholder (or other payee) is a U.S. individual, the TIN is such stockholder’s (or other payee’s) social security number. If the Depositary is not provided with the correct TIN in the required manner or the stockholder (or other payee) does not otherwise establish its exemption from backup withholding (as described below), payments that are made to such stockholder (or other payee) with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding of U.S. federal income tax on payments for Shares made in the Offer or under the A&R Merger Agreement applies, the Depositary is required to withhold 24% of any payments of the Offer Price made to the stockholder (or other payee). Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is timely furnished to the IRS.

Exempt Stockholders

Certain stockholders and other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. An exempt stockholder (or other exempt payee) that is a United States person should indicate its exempt status on IRS Form W-9, in accordance with the instructions thereto. A stockholder (or other payee) who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the IRS’s website at the following address: www.irs.gov.

Please consult your tax advisor for further guidance regarding the completion of the IRS Form W-9, IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) to claim exemption from backup withholding. Failure to complete the IRS Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments of the Offer Price pursuant to the Offer.

Tom W-9(Rav March Dupsetment of the TuryRequest for Taxpayer Identification Number and Certification Go to www.irs.gov/FormWl for Instructions and the latest Information.lore you begin. For guidance nelated to the purpose of Form W-9. see Purpose of Form, belowPrint or type. Sos Specific instructions on page 3Give form to the requester. Do not send to the IRS.Tume of entity/individual. An antry puned for a sole proprietor or churugarded antity, antar the owner’s name on line 1, and artar the busindisugardad antity’s name in J2 nas namaderaganded unty name, fafhent from aboChack the appropriata bios for fockication of the antydedil whos only one of the following van boxasIndividuaisola proprio corporation corporation TrLLC Enter the sa desfitioncorporationNot Duck the LLC bos abow and in the bos for the lor of the LLC, non dieregarded ar daragarded artity shoukt instead check the appropriateOther comantorid on line 1. Chack &sumptions Brodos apply only topagExampt payas codemption from Fansign Account Tax Compliance Act ATC raportingsodo (any)Î 36 . If on line sa you checked “Partnandip or “Tratattats or chockad “LLC” andand you are providing the form to a parthurship, trust, or stams in which you this box if you have any foreign partners, cerur, or benafari StructAdtuopter, sout, and apt or teno) SencorApplies to accounts maintained de the dPar Taxpayer Identification Number (TIN)Enter your TIN in the appropriate box. The TIN provided must maton the name given on the 1 to avoid backup withholding. For individuals, this is generally your social security number (SBN), However, for a resident alen, sole proprietor, or dregarded entity, see the instructions for Part 1, later. For other entities, it is your employer identification number (Eing, if you do not have a number, see How to get aNote: it the account is in more than one name, see the instructions for line t. See amo What Name and Number To Give the Flequester for guidelines on whose number to enter.Part Certification Under penaltes of pegury, I certify thatSonial1. The number shown on this form is my correct taxpayer identification number for am waiting for a number to be issued to mej and2. I am not subject to backup withholding because am exempt from backup withholding, or () I have not been notted by the intemal Revenue Service (IRS) that I am subject to backup withholding as a result of a fature to report at Interest or dividends, or (0) the IRS has notified me that I am no songer sutject to backup withholding, and3.1 am a US citizen or other Ut person (defined below) and4. The FATCA codens entered on this form if any) indicating that I am exempt from FATCA reporting is correctCertification instructions. You must cross out them 2 above if you have been notffed by the id that you are currently subject to backup withholding because you have falled to report all interest and dividends on your tax ratum. For rear estate transactions, item 2 does not apply. For mortgage interest pac acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retrerment arrangement (RA), and, generally, payments other than interest and dividinds you are not required to sign the certation, but you must provide your comect TIN. See the instructions for Part laterSign HoreUS person Signature ofGeneral InstructionsSection reterences are to the internal Revenue Code unless otherwise noted.Future developments. For the latest information about developmentsrelated to Form W-9 and its instructions, such as legriation enacted after they were published, go to www.ns.gov/FormsWhat’s NewLane as has been modified to clietty how a disregarded entity completos thes line. An LLC that is a disregarded entity should check the approprtate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classificationDataA tow-through entity is direct or indirect ine to indicate that it has Naw Ina 30 s been added to the fam required to complete complete this this ine to foreign part thens, owners of beneficianes when it provides t the Form W-a to another flow-through entity in which it has an ownership interest. This change is intended to provide a now through entity with information regarding the status of its indirect foreign partners, owners, or benencianes, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect fansignpartners may be required to complete Schedules—and K-3, See the Partnership instructions for Schedules K-2 and K-a (Form 1060).Purpose of FormAn individual or entity (Form W- requester) who is required to the an information retum with the IRS is ghing you this form because theyCat. Nis 10021771059-00111 Sep24 22:27 13Page 13

Form W. Rav. 3-2004must cotam your correct taxpayer identication number (TIN), which may be your social security number (SSN), Individual taxpayer Identification number (TIN), adoption taxpayer Identification number ATIN, or employer identification number (EIN), to report on an Information retum the amount paid to you, or other amount reportanse on an information return. Examples of information retums include, but are not limited to the followingForm 1099-INT (Interest earned or paldiForm 1099-DIV (dheidends, including those from stocks or mutua fundForm 1099-MISC (various types of Income, prizes, awards, or gross proceeds)Form 1099-NEC (monemployee compensations.Form 1099-B (stock of mutual fund sales and certain other transactions by brokers).Form 1099-S(proceeds from real estate transactions). Form 1099-K merchant card and third-party network transactionsForm 1098 (home mortgage interest), 1098- (student can interest and 1098-1 (tutionForm 1099-Canceled debtForm 1099-A (acquisition or abandonment of secured property).Use Form W-e only if you are a US. person including a resident allen), to provide your conect TINCaution: If you don’t retum Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.By signing the filled-out form, you1. Certify that the TIN you are giving is correct for you are waiting for a number to be sued2. Certify that you are not subject to backup withholding, or3. Claim exemption from backup withholding if you are a US. exemptpayee and 4. Certify to your non-foreign status for purposes of withholding underchapter 3 or 4 of the Code (if applicable), and6. Certify that FATCA code(s) entered on this form if any) Indicating that you are exempt tom the FATCA reporting is correct. See What is FATCA Reporting, later, for further information.Note: If you are a U.S. person and a requester gives you a form otherthan Form W-9 to request your TIN, you must use the requester’s form f is substantially similar to this Form W- Definition of a U.S. person. For teens tax purposes, you areconsidered a US. person if you are An individual who is a US citizen of S. resident atencA partnership, corporation, company, or association created ororganized in the United fitates or under the laws of the United StatesAn astate (other than a foreign estate or A domestic trust (as defined in Regulations section 301.7701-7).Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to fon oreign persons, Including certain distributions, allocations of Income, or transters of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code pections 1441-1474) Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generaty applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payees. See Pub. 515.Withholding of Tax on Nonresident Allenes and Foreign Entities The following pensions must provide Form W-it to the payor for purposes of establishing its non-foreign status.in the case of a disregarded entity with a U.S. owner, the US owner of the disregarded entity and not the disregarded entity. in the case of a grantor trust with & U.S. grantor or other U.S. owner,generstly, the US grantor or other us, owner of the grantor trust and not the grantor trust. in the case of a a US. trust (other than a grantor trust), the L and not the beneficiaries of the trust trist US trustSee Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding2Foreign person. If you are a foreign person or the US branch of a foreign bank that has elected to be treated as a US. person (under Regulations section 1.1441-1jb20v) or other appicatse section for chapter 3 or 4 purposes, do not use Form W-9, Instead, use the approprtate Form W-8 or Form 82:33 (see Pub 615). If you are a qualified foreign pension fund under Regulations section 1.97-10), or a partnership that is wholly owned by qualified foreign pension funds that is treated as a non-foreign person for purposes of section 1445 withhoiding, do not use Form W- Instead, use Form W-BEXP (or othercertification of non-foreign status Nonresident allen who becomes a resident alien, Generaly, only a nonresident allen individual may use the terms of a tax treaty to reduceor siliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a US. resident alen for tax purposesIt you are a 10.G. resident aten who is relying on an exception contained in the saving clause of a tax treaty to calm an exemption from U.S. tax on certain types of income, you must attach a statement to Form W- that specifies the following five termsthe same treaty which you claimed exemption from tarasa a nonresident allen under1. The treaty country. Generally, this must be I be2. The treaty article addressing the income. 3. The article number for location in the tax treaty that contains thesaving cause and its exceptors.4. The type and amount of income that quaffes for the exemptionfrom tax 5. Sufficient tacts to justthy the exemption from tax under the terms ofthe treaty article. Example. Article 20 of the US-China income tax treaty allows anexemption from tax for scholarship income received by a Chinese student temporarily present in the Urried States. Under U.S. taw, this student will become a resident allen for tax purposes if their stay in the United States exceeds Scalendar years. However, paragraph 2 of the first Protocol to the U.S.-Chine treaty (dated ed Apr Apr 30, 1964) allows the prownslo ons of of Artice 20 to continue the Chinese student becomes a resident allen of the United States. A Chinese student who qualifies for this exception under paragraph 2 of the first Protocol and is relying on this exception to claim an exemption mom tax on their scholarship or testowship income would attach to Form W- a statement that includes the information described above to support that exemption to apply even afterif you are a nonresident allen or a foreign entity, give the requester the appropriate completed Form W- or Form 823 Backup WithholdingWhat is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of suchpayments. This is called “backup withholding Payments that may be subject to backup withnciding include, but are not inched to, interest, tax-exempt Interest, dividendis, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made insettlement of payment card and third-party network transactions, and certain payments from taning boat operators. Fieal estate transactions are not subject to backup withholdingYou will not be subject to backup on paymer n payments you receive if you give the requester your correct T the proper cert cations and report all your taxable interest and dividends on youar tax entum when Payments you receive will be subject to backup withholding itto backup withholding on1. You do not fumish your TIN to the requester, 2. You do not certify your TIN when required see the instructions for Part Il for details)3. The IRS tells the requester that you tumeshed an Incorrect TIN, 4. The IRS telts you that you are subject to backup withholding because you did not report all your interest and dividends on your taxretum for reportable interest and dividends only): or 5. You do not certity to the requester that you are not subject to backup withholding, as described in tam 4 under “By signing the fledout form above (for reportable Interest and dividend accounts opened after 1963 only)

Form Waffle. 3-2014)of Form W-9 for Certain payees and payments payments are exempt from backup withholding thinolding See Exempt payee code, later, and the separate Instrictions for the Requester more information.See also Establishing US status for purposes of chapter 3 and chapter 4 withholding, eartier.What Is FATCA Reporting?The Foreign Account Tax Compliance Act (FATCA) requtres a participating foreign francial institution to report all U.S. account noiders that are specified US. persons, Certain payees are exempt from FATCA reporting See Exemption from FATCA reponing code, later, and the Instructions for the Requester of Form W-9 for more information.Updating Your InformationYou must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving repo reportable payments in are a person. For exar example ed to provides information in le, you may ne vide updated inform mation you a C corporation that elects to be an S corporation, or if y lects to b you are no longer tar exempt, in addition, you must tumesh a new Form W- name or TIN changes for the account, for example, if the grantor of agrantor trust diesPenaltiesIf you fall to fall to fumin y TIN to a tumisn your corect TIN sublech to a perarty of $60 for each such fallure Fallure to fumish TIN requester, you are unless your fallure is due to reasonable cause and not to willful neglect Civil penalty for false information with respect to withholding, if you make a rase statement with no reasonable bass that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for tatsifying information. Wirtuty tasrying certifications or afftimallons may subject you to criminal penalties Including thes and/or imprisonment.Misuse of TINs, if the requester discloses or uses TiNs in violation of federst law, the requester may be subject to civt and criminal penalties.Specific InstructionsLine 1You must enter one of the following on this line do not leave this ne blank. The name should match the name on your tax retum, if thes Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FF), list ftrat, and then cole, the name of the person or entity whose number you entered in 10 document Part 1 of Form W-9 9. If you are providing Form W-9 to an FF 9. If you are providing account that is of Form W-9 a joint accou ccount, each holder of the sa US, person musta Form W-9. provide Individual, Generaty, enter the name shown on your tax retum, if youhave changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, ine ta. This should also be the same asthe name you entered on the Form 1040 you fled with your appitcation. Sole proprietor. Enter your Individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing bustness as” name on line 2. (CBA)Partnership, C corporation, & corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s taxretum on ithe 1 and any busness, trade, or DBA name on line 2.Other entities. Enter your name as shown on required US federal taxdocuments on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DEBA name on line 2.Disregarded entitty, in generas, a business entity that has a singleowner, Including an LLC, and is not a corporation, is disregarded as anits owner mer ta la disregarded disregarded d entity), entity), Dee lee Regulations R disregarded entity should check the neck the 01-2(02). A section 301 7701 appropriate box for the box classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a deregarded enbty. The name on line 1 should be the name shown me tax return on which the income should be reported. For theexample, if a foreion LLC that for US if foreign LLC that is t is treated as a disregarded entity federal tax purposes has a single owner that it is a US. person, the U.S. owner’s name is required to be provided on the t if the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s It the owner of the disregarded entity is a foreign person, name on ine 2.Paga 3the owner must complete an appropriate Form W-e instead d of a Form W-9. This is the case even if the foreign person has a US TIN Line 2If you have a business name, trade name, DGA name, or disregarded entity name, enter it on line 2.Line 3aCheck the appropriate box on ithe sa for the US federal tiox classification of the person whose name is entered on line 1. Check only one box on itne JaIF the entity/Individual on line 1 is anj.THEN check the box forCorporationIndividual orSole proprietorshipLLC classified as a partnership for ULS, federal tax purposes or LLC that has fled Form 8832 or 2553 alecting to be taxed as a corporationPartnership Trust/estateLine 3bCorporation,Individus/sole proprietorLimited Sabitty company and enter the appropriate tax classificationP-Partnership, C-C corporation ofS-S corporationPartnernsripTrust/estate.Check this box if you are a partnership (including an ull drussue fax purposes, trust of estate that has any LLC classified as a or estate that is foreign partners, owners. or bene eneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership Interest. You must check the box on line 3b if you receive a Form W-6 jor documentary evidence from any partner, owner, or beneffotary establishing foreign status or if you receive a Form W-e from any partner, owner, or beneficiary that has checked the box on the ab Note: A partnership that provides a Form W-9 and checks box 3D maybe required to comp to complete Schedules K-2 and K-3 (Form 1005) For more Information, see the Partnership Instructions for Schedules K-2 and K-3 Form 1066) If you are required to complete line 30 but tall to do so, you may notneceive the information necessary to the a corect information retum with the IRS or fumish a correct payee statement to your partners or beneficianes. See, for example, sections 668, 6722, and 6724 for penaltes that may apply.Line 4 ExemptionsIf you are exempt from backup withholding and/or FATCA reporting enter in the appropriate space on ane 4 any code(s) that may apply to youExempt payee code.• Generally, Individuals (including sole proprietors) are not exempt from backup withholding. Except tas provided below, corporations are sexempt from backupwithholding for certain payments, including Interest and dividends Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions Corporations are not exempt from backup withholding with respect to attomeys’ fees of gross proceeds paid to attomeys, and corporations that provide medicias or health care services are not exempt with respect to payments reportable on Form 1099-MISC The following codes identity payees that are exempt from backupwithholding. Enter the appropriate code in the space on line 4 1-An organization exempt from tax under section 501), any IRA, or a custodial account under section 403(p(7) if the account satisfies the requirements of section 401(72)

Form Wa Flav. 3-2004)2-The United States or any of its agencies or Instrumentalities3-A state, the District of Columbia, a U.S. commonwealth of tenttory. or any of their political subdivisions or Instrumentalities4-A foreign government or any of its political subdivisions, agencies, or instrumentalities5-A corporation.6-A deater in securities or commodities required to register in the United States, the District of Columbia, or a LiS. commonwealth or terrdory7-A futures cormission merchant registered with the Commodity Futures Trading CommissionB-A real estate investment trust9-An entity registered at all times during the tax year under the Investment Company Act of 1940.10-A common trust fund operated by a barik under section 684al11-A financial institution as defined under section 58112-A mladteman known in the Investment community as a nominee or custodian13-A trust exempt from tax 4947 under section 664 or described in sectionThe following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed atiove, 1 through 13IF the payment is for...THEN the payment is exempt forInterest and dividend paymentsAll exempt payees except for 7.Broker transactionsBarter exchange transactions and patronage dividendsPayments over 1000 requared to be reported and direct sales over $5,000Exempt payees through 4 and 6 through 11 and all corporations S corporations must not enter an exempt payee code because they are exempt onty for sof noncovered securities acquired prior to 2012Exempt payees 1 through 4Generaty, exempt payees through 5.Payments made in settlement of payment card or third-party network transactionsExempt payees 1 through 4See Form 1099-MISC, Miscelaneous information, and its instructions. theodownscape to corporand not exempt from backup apply to persons submitting this However reportable on Form withholding medicar and heath care payments, attorneys teen, gross proceeds paid to an attomey reportable under section 6045), and payments for services paid by a teders executive agency. Exemption n from FATCA reporting code. The following ng codes laentity payees that are exempt from reporting under FATCA These codes form for accounts maintained outside of the United States by certain forel oreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave thes feid blank, Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code not required by providing you with a Form W- with “Not Applicable” for any similar indications entered on the line for a FATCA exemption codeA-An organization exempt from tax under section 501(a) or any Individual nitirement plan as deftned in section 7701(a B-The United States or any of its agencies or InstrumentaltiesC-A state, the District of Columbia, & US. commonwealth or territory, or any of theer political subdivisions or instrumentalties. D-A corporation the stock of which is regularty traded on one or more established securities markets, as described in Regulations section 1.1472-1(0(E-A corporation that is a member of the same expanded affliated group as a corporation described in Regulations section 1.1472-10(1)Paga 4F-A dealer in securites, commodities, or dervative financialInstruments Including notional principal contracts, futures, forwards, and opittons) that is registered as such under the laws of the United States or any stateG-A real estate investment trust.H-A regulated investment company as defined in section 651 or an entity registered at all times during the tax year under the investmentCompany Act of 1940. 1-A common trust tundas defined in section 584)J-A bank as defined in section 581.K-A broker.L-A trust exempt from tax under section 004 or described in section 4947(1).M-A tax-exempt trust under a section #03(b) plan or section 457plan.Note: You may wish to consult with the francial institution requestingthis form to determine whether the FATCA code and/or exermpit payee code should be completedLino 5Enter your address (number, street, and apartment or sutta numbenThis is where the requester of thes Form W- wil mall your information returns, if this address differs from the one the requester already has on the, enter “NEW” at the top, if a new address is provided, there is sta chance the old address will be used until the payor changes your sodress in the recordsLine 6Enter your city, state, and ZIP code.Enter your TIN appropriate box. If you are a resident alen and get, an SSN, your TIN the Soctas security number. if if you in the not have, and are not eligible to It in the entry space for IAS ITINPart I. Taxpayer Identification Number (TIN)below do not have an e an ITIN, see How to 4, see How to get a TIN bel if you are a sole proprietor and you have an EIN, you may enter eitheryour SEN or EIN if you are re a single-member LLC that is disregarded as an entityseparate from its owner, enter the owner’s SSN (or EIN, If the owner has onej, in the LLC is classifted as a corporation or partnership, enter theentity’s EINNote: See What Name and Number To Give the Requester, later, for turther cantication of name and TIN combinationsHow to get a TIN. If you do not have a TIN, apply for rone immediately. To apply for an S5N, get Form 38-6. Application for a Social SecurityCard, from your local SSA office or get this form online at www.SSA.gov, You may ano get this form by calling epo-772-1213 UB Form W-7, Application for IRS Individual Taxpayer identification Number, to apply for an ITIN, or Form 88-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN ontne by accessing the IRS website of www.irs.gov/EN. Go to www.irs.gow/Forms to view, download, or print Form W-7 and/or Form 59-4. Or, you can go to www. vim gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 maled to you within 15 business gundays If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and datethe form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable Instruments, Instruments you ou will will generally gene nerally have have 60 daye to get a TIN and g give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments You will be subject to backup withholding on all such payments unti you provide your TIN to the requesterNote: Entering “Applied For means that you have aready applied for a TIN or that you intend to apply for one soon. See also Establishing US status for purposes of chapter 3 and chapter 4 withhong, earlier, for when you may Instead be withholding under chapter 3 or 4 of the Code subject toCaution: A dsregarded US. entity that has a foreign owner must use the appropriate Form W-e

Form W. Flasm)Part II. CertificationTo establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even If Item 1, 4, or 5 below indicates otherwise For a font account, only the person whose TIN is shown in Part Ishould sign (when required in the case of a disregarded entity, the person identitled on line 1 must sign. Exempt payees, see Exempt payee code, eanter.Signature requirements. Complete the certification as indicated in Bams 1 through & below1. Interest, dividend, and barter exchange accounts opened before 1964 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign thecertification2. Interest, dividend, broker, and barter exchange accounts opened after 1963 and broker accounts considered Inactive during 1983. You must sign the certification or backup withholding will apply. you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 In the certificabion before signing the form.3. Real estate transactions, You must sign the certification. You may cross out item 2 of the certification.4. Other payments. You must give your comect TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TN. “Other payments Include payments made in the course of the requester’s trade or business for rents, royaties, goods (other than bites for merchandisej, medical and health care services including payments to corporationis, payments to anonemployee for services, payments made in settlement of payment card and third-party network transacttons, payments to certain fishing boat crew members and tonemen, and gross proceeds pald to attomeys including payments to corporations5. Mortgage interest paid by you, acquisition or abandonment of secured property. of debt, qualifted tuition program BLE accounts counts under section 529A). do Paymentserdell ESA Coverdell MSA OF HSA contributions or distributions, and pension distributions. You must give your comect TIN, but you do not have to sign the certificationWhat Name and Number To Give the RequesterFor this type of account:1. IndiocfualGive name and SSN of: The incidual2. Two or more individuals joint account other than an account maintained by The actual owner of the account o it combinad funds, the fest individual on the accountEach holder of the account(jont account maintained by anCustodial account of a mer Uniform Gift Minors ActThe minorThe usual avocabilo savings thatThe grantb. So-called trust account that is not a legal or valid trust under state lewThe actual ownerSole proprietorship or dragandedentity owned by an individualThe ownerGontor trusting undar OptionalThe grantorFor this type of account:Desnagurdod entity not owned by anindividualGive name and EIN ofThe owhar. A valid trust, antata, or pension truer Corporation or LLC alecting corporate status on Form 8000 or Form 2553Association, club, niligious, chartačk, educational, or other tas samplLagal unteyThe corporationTha organization12. Partnership or mis-manber LLC11. A broker or nagistarod nominee 14. Account with the Department ofAgriculture in the name of a public entity juch as a stata or local govamment, school district, or prison) that calvas agricultural prragnim paymentsth. Grantor trust Bling Form 1041 under the Optional Filing Mathod 2 quiring Form 1000The partnershipThe brokar or nominas The public antihyThe thatList first and circle the name of the person whose number you fumish If only one person on a joint account has an SSN, that person’s Termust be tumished Crocie the minor’s name and tumish the minor’s SSNYou must snow your Individual name on line 1, and enter your business or DGA name, if any, on ine 2. You may use either your SSN of IN I you have ones, but the IRS encourages you to use your SSN List first and orcie the name of the trust, estate, or pension trust (Donot turmish the TIN of the personal representative or trustee unless the legal ently their ts not designated in the account title) “Note: The grantor must also provide a Form W-9 to the trustee of thetrustFor more information on options fling methods for granitor trusts, s the instructions for Form 1041Note: If no name is circled when more than one name sted, the number will be considered to be that of the first name stedSecure Your Tax Records From Identity Theftidentity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other onmes. An identity thief may use your SSN to get a job or may fie a tax retum using your SSN to receive arefundTo reduce your m Protect your SSN,Ensure your employer is protecting your SISN, and Be careful when choosing a tax retum preparer.If your tax records are affected by Identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.If your tax records are not currently affected by sensity theft but you think you are at risk due to a lost or stolen purse of wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14038. For more information, see Pub. 5027, Identity Theft information for Taxpayers

Form WoFlex 3-2004)Victims of identity theft who are experiencing economic tam or a systemic problem, or are seeking help in resoning tax problems that have not been resolved throud Taxpayer Advocate Service (TAS) assistanc nce. You can reach TAS by caling the TAS toll-free case thake tne at 677-777-4770 of TTY/TDD 800-629-4059. nres, may be eligible forProtect yourself from suspicious emalis or phishing schemes.Phishing is the creation and use of emall and websites designed to mimic legitimate business emals and webistes. The most common act Is sending an email I to a user hasely claiming to be an established legitimate enterprise in an attempt to to scam the user into surrendering private information that will be used for Identity theftThe IRS does not initiate contacts with taxpayers via emails. Also, theIRIS does not request personal detalied Information through emall or asktaxpayers for the PIN numbers, passwords, or simliar secret access Informatton for their credit card, bank, or other financial accounts If you receive an unsolicited email claiming to be from the IRS, forward this message to phishingairs.gov. You may also report misuse of the IRS name, logo, or other Rs property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484, You can forward suspicious emalts to the Federal Trade Commission a spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gowitheft or 877-DTHEFT (877-438-4336 If you have been the victim of identity theft, see www.Identity Theft.gov and Pub. 5027Go to www.ts.gowidentity Theft to leam more about entity theft and how to reduce your nikPage 6Privacy Act NoticeSection 6100 of the internal Revenue Code requires you to provide your correct TIN to persons (Including federal agencies) who are required to the information retums with h the IRS to report interest, dividendis, or certan other income paid to you, mortgage interest you paid the acquisition or abandonment of secured property; t the cancellation of debit or contributions you made to an IRA, Archer MSA, or HISA. The person cotecting this form uses the Information on the form to file information retums with the IRS, reporting the above Information.Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cites, states, the District of Columbia, and U.S. commonwealths and femtories for use in administering their laws. The information may also be disclosed to other countries under a tresty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and Inteltgence agencies to combat terrorism. You must prorism. You must provide your TIN whether or not you are required to fie a tax retum. Under section 3406, payors must generały withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent Information

The Depositary for the Offer is:

If delivering by mail:	If delivering by any trackable mail, including overnight delivery:

Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011	Computershare c/o Voluntary Corporate Actions Suite V 150 Royall Street Canton, Massachusetts 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions or requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other materials related to the Offer may be obtained at no cost to stockholders from the Information Agent. Additionally, copies of the Offer to Purchase, this Letter of Transmittal and any other materials related to the Offer are available free of charge at www.sec.gov. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance.

The Information Agent for the Offer is:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Shareholders, Banks and Brokers

Call Toll Free: (866) 461-7054

Via Email: Crownlabs@georgeson.com

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